UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 4, 2009

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.

Reference is made to Overview and Outlook in Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2, in the Form 10-Q for the quarterly period ended June 30, 2009, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”), for a discussion of Ameren’s review of its planned operations and maintenance expenses and certain planned and potential cost-containment actions in connection therewith.

On September 4, 2009, Ameren announced that, as part of its efforts to reduce its operations and maintenance expenses, it is initiating a system-wide voluntary separation election program for approximately 350 management employees (excluding senior executive officers) who are 58 years of age or older as of December 31, 2009. This program is being offered to eligible employees at each of Ameren's subsidiaries, including registrants UE, CIPS, Genco, CILCORP, CILCO and IP.  Employees who accept the separation offer will receive severance payments based on years of service in accordance with Ameren's severance plan for management employees. Employees must decide whether to accept the separation offer by October 22, 2009, and those accepting will be leaving their employment by November 1, 2009, subject to any business continuity needs. The effect of this separation program on the results of operations and financial position of Ameren and its registrant subsidiaries cannot be determined until such time as the number and position of those employees separated have been determined; however, Ameren expects to record an unusual charge to earnings during 2009 related to the program which could be up to $30 million if all eligible employees accepted the offer.

Ameren also announced that, upon completion of the voluntary separation election program, based on the level of participation in the voluntary separation program and other business reasons, it will pursue a targeted involuntary employee separation program.

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This combined Form 8-K is being filed separately by Ameren, UE, CIPS, Genco, CILCORP, CILCO and IP.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

 /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

CILCORP Inc.
(Registrant)

/s/Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer

Date:  September 4, 2009